Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events
Note 6 - Subsequent Event

On July 30, 2015, the Board of Directors declared a cash dividend in the amount of $0.07 per ordinary share, and in the aggregate amount of approximately $1.2 million. The dividend will be payable on September 02, 2015 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on August 17, 2015.